Rani Therapeutics Announcing RaniPill™ HC February 2022 Exhibit 99.2

Forward Looking Statements This presentation and the accompanying oral statements contain forward-looking statements. Forward-looking statements are based on information available at the time those statements are made or on management's good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation and the accompanying oral statements may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include Rani Therapeutics Holdings, Inc.’s (“Rani,” “we,” “us,” or “our”) future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, market potential of our products, and our ability to achieve and maintain future profitability, those risks inherent in product development and the preclinical and clinical development process and the regulatory approval process, the risks and uncertainties in commercialization and gaining market acceptance, the risks associated with protecting and defending our patents or other proprietary rights, the risk that our proprietary rights may be insufficient to protect our product candidates, the risk that we will be unable to obtain necessary capital when needed on acceptable terms or at all, competition from other products or procedures, our reliance on third-parties to conduct our clinical and non-clinical trials, our reliance on single-source third-party suppliers to manufacture clinical, non-clinical and any future commercial supplies of our product candidates, our ability to develop, optimize and scale manufacturing processes, the extent and duration of the COVID-19 pandemic, our expectations regarding customer demand for our product candidates, our ability to expand the potential market for our products and increased regulatory requirements. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation may appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would,” or the negative of these terms or other comparable terminology. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Rani does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation and the accompanying oral presentation contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation.

Rani Platforms & Payloads DEVICE CAPACITY POTENTIAL # OF DRUGS ENABLED SELECT POTENTIAL DRUGS Current RaniPill™ capsule Up to 3 mg >40 Octreotide Parathyroid hormone for osteoporosis Parathyroid hormone for hypo Human growth hormone Anti TNF-α antibody RaniPill™ HC (High-Capacity) Up to 20 mg >50 Pembrolizumab / Keytruda® Etanercept / Enbrel® Trastuzumab / Herceptin® Secukinumab / Cosentyx®

The RaniPill™ HC The high payload RaniPill™ HC will enable the potential delivery of a wider variety of drugs and may significantly expand our market opportunity

RaniPill™ HC Study

High Payload System: Study Objectives Demonstrate ability to deliver high drug payloads (up to 20 mg) in canines Verify that the absorption profile of adalimumab delivered via the RaniPill™ HC device is consistent with previously established historical controls with an adalimumab biosimilar

RaniPill™ HC – Adalimumab: Protocol Summary

- Test Device
  - RaniPill™ HC device without enteric-coated capsule shell or chemical reactants
- Test Article & Dose
  - Adalimumab: 18 mg / 20 mg
- Protocol
  - RaniPill™ HC device inserted directly into the jejunum lumen via a laparotomy
  - The RaniPill™ balloon was inflated by an external syringe pump (actuation pressure similar to existing RaniPill™ device)
  - Incisions closed with sutures
- Blood Sample Collection
  - 3 mL blood samples collected at the following time points: 0 (pre-dose), 4-hr, 8-hr, 12-hr, 24-hr, 2-day, 3-day, 4-day, and 5-day

Rani THERAPEUTICS

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Study Animal Details Animal ID Animal #5074 Animal #5077 Animal #5080 Animal #5042 Animal #5084 Species: Canine Canine Canine Canine Canine Sex: Male Male Female Male Female Weight: 13.1 kg 14.2 kg 11.6 kg 16.7 kg 11.8 kg Adalimumab Dose: 18 mg 18 mg 18 mg 20 mg 20 mg Route of Admin: RaniPill™ HC RaniPill™ HC RaniPill™ HC SC SC SC = Subcutaneous

Pharmacokinetics (PK) of Adalimumab ~18 mg Delivered via the RaniPill™ HC

PK Curves of an Adalimumab Biosimilar (~2.5 mg and 5 mg, Historical Data) delivered via the RaniPill™ Capsule in Awake Canines vs Adalimumab ~18 mg delivered via RaniPill™ HC

All data are means ± Standard Deviation (SD)



Serum Adalimumab (µg/mL)
14
12
10
8
6
4
2
0
RaniPill™ HC adalimumab (18 mg) (n=3)
Adalimumab biosimilar 5 mg (n=2)
Adalimumab biosimilar 2.5 mg (n=3)
0
1
2
3
4
5
6
Time (days)

- Adalimumab data with the RaniPill™ HC are presented alongside historical control PK data with an adalimumab biosimilar delivered orally at lower doses (with 1 or 2 RaniPill™ capsules of 3 mg capacity)
- The PK curves indicate linear, dose-dependent increases in drug exposures

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PK of Adalimumab ~18 mg Delivered via the RaniPill™ HC

Weight-Normalized PK Curves of an Adalimumab Biosimilar (~2.5 mg and 5 mg, Historical Data) delivered via the RaniPill™ Capsule in Awake Canines vs Adalimumab ~18 mg delivered via RaniPill™ HC

All data are weight-normalized means ± Standard Deviation


RaniPill™ HC adalimumab (18 mg) (n=3)
Adalimumab biosimilar 5 mg (n=2)
Adalimumab biosimilar 2.5 mg (n=3)
Serum Adalimumab (kg.µg/mL)
180
160
140
120
100
80
60
40
20
0
0
1
2
3
4
5
6
Time (Days)

Rani THERAPEUTICS

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Adalimumab PK Profiles Delivered via the RaniPill Route

Dose- and Weight-Normalized PK Curves of an Adalimumab Biosimilar (2.5 mg and 5 mg, Historical Data) delivered via the RaniPill™ capsule vs. Adalimumab ~18 mg delivered via RaniPill™ HC



RaniPill™ HC adalimumab (18 mg) (n=3)
Adalimumab biosimilar 5 mg (n=2)
Adalimumab biosimilar 2.5 mg (n=3)
Serum Adalimumab (kg.µg/mL/mg)
14
12
10
8
6
4
2
0
0
1
2
3
4
5
6
Time (days)

- The PK curve of adalimumab generated with the RaniPill™ HC device is similar to historical PK curves generated with an adalimumab biosimilar delivered via 3 mg RaniPill™ capsules
- Note that elimination phase of RaniPill™ HC was not fully captured as data were collected for only up to 5 days in this initial study

Rani
THERAPEUTICS

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Historical PK of Oral Adalimumab Biosimilar in Awake Canines All data are Means ± SEM SC 46 ± 3 Rani 49 ± 6 BIOAVAILABILITY* (%) *Formation of anti-adalimumab antibodies in the canine impacted the accurate determination of bioavailability Adalimumab Dose = 2.5 mg IV = Intravenous Rani or RaniPill = RaniPill capsule SC = Subcutaneous

PK Comparison: RaniPill™ HC vs Subcutaneous (SC) Controls All data are weight- & dose-normalized means ± SD RaniPill™ HC (n = 3) SC (n = 2) Cmax (kg.µg/mL)/mg 6.4 (3.81, 7.24, 8.06) 4.1 (2.15, 6.07) Tmax (hours) 32 (48, 24, 24) 120 (120, 120) The shorter Tmax and higher Cmax seen with the RaniPill™ HC-adalimumab are consistent with historical data with an adalimumab biosimilar delivered via 3 mg RaniPill™ capsules Recall that in our studies the absolute bioavailability (%F) of adalimumab delivered via the RaniPill™ route is on par with SC injections Note that elimination phase was not fully captured as data were collected for only up to 5 days in this initial study RaniPill™ HC adalimumab (18 mg) (n = 3)

Summary Using the RaniPill™ HC device, we have demonstrated successful delivery of a high dose (18 mg) of adalimumab in canines Adalimumab 18 mg administered by the RaniPill™ HC device showed a dose-proportional increase in serum concentrations in comparison to historical controls with an adalimumab biosimilar (delivered via current RaniPill™ capsule) at lower doses (2.5 mg and 5 mg) Tmax of adalimumab was shorter with the RaniPill™ HC device compared to SC controls Data are consistent with Rani historical controls with an adalimumab biosimilar

Market Research

Patient Preference Surveys*

	LANTUS (insulin glargine injection 100 Units/mL)	HUMIRA (adalimumab)	Entyvio (vedolizumab)	Simponi (golimumab)	EVENITY	Cosentyx (secukinumab)	Stelara (ustekinumab)	prolia
Frequency	Daily	Every 2 weeks	Every 2 weeks	Every month	Every month	Every month	Every 12 weeks	Every 6 months
% Likely to Switch to Daily Pill Over Current Injectable	**87%**	**88%**	**77%**	**74%**	**73%**	**75%**	**64%**	**76%**

*Data for Entyvio, Simponi, Evenity, Cosentyx, Stelara, and Prolia obtained from an independent third-party survey commissioned by Rani in the second quarter of 2021 to investigate U.S. patient preference for a daily oral drug alternative versus injections. Patients surveyed (n=611) were aged 18 years or older and presently used an injectable biologic to treat a condition. Six patient groups each included 100-103 patients with current primary treatment being injections of Simponi, Entyvio, Stelara, Prolio, Evenity, or Cosentyx.

*Data for Lantus and Humira obtained from an independent third-party survey commissioned by Rani in 2017 to investigate U.S. patient preference for a daily oral alternative. Patients surveyed were aged 18 years or older. Two patient groups included 501 patients taking Humira for the treatment of an inflammatory condition and 577 patients taking basal insulin for the treatment of diabetes.

Rani THERAPEUTICS

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Mock-RaniPill™ Swallow Study Overview Objective: To evaluate the ease of swallowability of a mock RaniPill™ capsule by patients of different ages Patient Population: Patients currently taking injections of various drugs Study Design Three cohorts of patient age groups: 21-50, 51-65, 66-75 years N = 50 in each group Test Article: An enteric coated mock RaniPill™ capsule (of same weight and size as current RaniPill™ capsule) filled with potato starch Endpoints Swallowability and palatability of the mock RaniPill™ capsule Participants’ preference to choose a pill instead of their current injection therapy Study initiated in June 2021 and completed in September 2021

Swallow Study Results Study Groups (years) # Total Enrolled # successfully swallowed Mock-RP # Prefer Pill over Injection % Prefer Pill over Injection # Prefer Injection over Pill 21-50 50 50 44 88% 6 51-65 50 50 48 96% 2 66-75 50 50 44 88% 6 Total 150 150 136 91% 14 RP = RaniPill™ capsule

Adalimumab: Simulations of Daily Oral RaniPill Dosing

The Power of Daily Dosing Adalimumab is dosed at 40 mg every 2 weeks, which we hypothesized would be approximately equivalent to a ~2.5 mg daily dose Using the data from our human endoscopic study (2.5 mg of adalimumab injected intra-jejunally), we commissioned steady-state simulations to model the pharmacokinetics of a once daily oral RaniPill dose of 2.5 mg adalimumab Based on the simulations, it is projected that: Therapeutic levels of serum adalimumab can be achieved with a once daily oral RaniPill dose of 2.5 mg Loading doses (i.e., 40 mg subcutaneous dose or 2 weeks of twice daily oral dosing) reduce the amount of time to reach therapeutic levels Patients currently on adalimumab 40 mg biweekly dosing regimen can switch to the daily RaniPill regimen at any point following the last SC dose of adalimumab

Steady State PK Simulations of Adalimumab Intrajejunal (IJ) Data: Switching from Subcutaneous It is projected that patients currently on adalimumab 40 mg biweekly dosing regimen could switch to the daily RaniPill™ regimen at any point following the last subcutaneous dose of adalimumab QD = daily dose

Steady State PK Simulations of Adalimumab IJ Data: Daily Dosing

RT-105
Regimen: daily dosing of 2.5 mg RaniPill™
capsule, *no loading dose*



Adalimumab Concentration (ng/mL)
9000
6000
3000
0
Days
14
28
42
56
70
84
98
112
126
140
154
168
5000 (ng/ml) Minimum Efficacy Target
2.5 mg Adalimumab Rani (IJ)
40 mg Adalimumab SC

- With **biweekly adalimumab SC injections at a dose of 40 mg, it takes 28 days** to reach target efficacy steady states
- With **once daily oral RaniPill™ dose of 2.5 mg, it is projected to take ~28 days** to reach target efficacy steady state

Rani THERAPEUTICS

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Steady State PK Simulations of Adalimumab IJ Data: Loading Doses



Adalimumab Concentration (ng/mL)
9000
6000
3000
0
5000 (ng/ml) Minimum Efficacy Target
Days 14 28 42 56 70 84 98 112 126 140 154 168
2.5 mg Adalimumab Rani (IJ) with 40 mg SC loading dose
40 mg Adalimumab SC



BID
(5mg)
QD
(2.5mg)
Adalimumab Concentration (ng/mL)
9000
6000
3000
0
5000 (ng/ml) Minimum Efficacy Target
Days 14 28 42 56 70 84 98 112 126 140 154 168
2.5 mg Adalimumab Rani (IJ) with BID loading doses
40 mg Adalimumab SC

- Starting with an initial 40 mg SC loading dose, it is projected to take 7 days to reach target efficacy steady state with the 2.5 mg RaniPill™ capsule

- With initial 2 week BID (twice daily) RaniPill™ capsule loading doses, it is projected to take ~10 days to reach target efficacy steady state
  - After 2 weeks of BID dosing, the patient would switch to QD (daily) maintenance dose with a single RaniPill™ capsule

Rani THERAPEUTICS

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Our Goal is to Become *The* First-Line Biologics Company

INDICATION	STARTING THERAPIES			STANDARD INJECTABLES	
Type 2 Diabetes	Metformin (oral)	DPP-4 (oral)	Rani Therapeutics	Basal Insulin & GLP-1 (injections)	
Osteoporosis	Bisphosphonates (oral)			Teriparatide (injection)	Denosumab (injection)
Hypoparathyroidism	Calcitrol (oral)		Oral RaniPill® Biologics	PTH(1-84) (injection)	
Rheumatoid Arthritis	Methotrexate (oral)	JAK inhibitors (oral)		TNF-α (injection)	
High Cholesterol	Statins (oral)		↔	PCSK-9 Inhibitors (injection)	
Crohn's Disease	Steroids & 5-aminosalicylates (oral)			TNF-α, α4-Integrin (injection)	IL-12/23 (injection)

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Thank you!